UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2015

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.
On November 13, 2015, Isabella Bank Corporation (the "Corporation") issued a letter to its shareholders announcing that Steven D. Pung will retire as President of Isabella Bank, a wholly owned subsidiarity of the Corporation, effective December 30, 2015. Additionally, the letter announced the appointment of Jerome E. Schwind, currently Isabella Bank’s Chief Operations Officer, to serve as Chief Operations Officer and President of Isabella Bank, effective December 31, 2015.
The Corporation's Board of Directors accepted the retirement of Mr. Pung and appointed Mr. Schwind on October 28, 2015; as previously reported on an 8-K filed by the Corporation on November 2, 2015.
A copy of the shareholder letter is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

99.1	Shareholder letter issued November 13, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	November 13, 2015	By:	/s/ Dennis P. Angner
Dennis P. Angner, President & CFO